1 3Q18 | SUPPLEMENTAL FINANCIAL PACKAGE

Table of Contents 2 3 Forward Looking Statements 4 Corporate Profile 5 Highlights 6 2018 Outlook & Assumptions 7 Summary Information 8 Net Asset Value Component Data 9 Summary Balance Sheet 10 Summary Income Statement 11 FFO, Normalized FFO & Adjusted FFO 12 Outstanding Debt 13 Core Debt to Core EBITDA 14 Debt Information 15 Capitalization & Financial Ratios 16 Property Portfolio 18 Development Pipeline 19 Redevelopment and Mezzanine Investments 20 Acquisitions & Dispositions 21 Construction Business Summary 22 Same Store NOI by Segment 23 Top 10 Tenants by Annualized Base Rent 24 Office Lease Summary 25 Office Lease Expirations 26 Retail Lease Summary 27 Retail Lease Expirations 28 Appendix – Definitions & Reconciliations 32 Same Store vs Non-Same Store Properties 33 Reconciliation to Property Portfolio NOI 35 Reconciliation to GAAP Net Income

Forward Looking Statements 3 This Supplemental Financial Package should be read in conjunction with the unaudited condensed consolidated financial statements appearing in our press release dated October 30, 2018, which has been furnished as Exhibit 99.1 to our Form 8-K filed on October 30, 2018. The Company makes statements in this Supplemental financial package that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). In particular, statements pertaining to our capital resources, portfolio performance, development pipeline and results of operations contain forward-looking statements. Likewise, all of our statements regarding anticipated growth in our funds from operations, normalized funds from operations, adjusted funds from operations, and net operating income are forward-looking statements. You can identify forward- looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “intends,” “plans,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, estimates, data or methods, which may be incorrect or imprecise, and actual results may vary materially from those anticipated, estimated or projected. The Company does not guarantee that the transactions and events described will happen as described (or that they will happen at all). For further discussion of risk factors and other events that could impact our future results, please refer to the section entitled “Risk Factors” in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”), and the documents subsequently filed by us from time to time with the SEC.

Corporate Profile

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AHH LISTED NYSE

Armada Hoffler Properties, Inc. (NYSE:AHH) is a full service real estate company that develops, constructs, acquires and manages institutional-grade office, retail and multifamily properties in the Mid-Atlantic and Southeastern United States. The Company also provides general contracting and development services to third-party clients, in addition to developing and building properties to be placed in its stabilized portfolio. Armada Hoffler Properties, Inc. was founded in 1979 and is headquartered in Virginia Beach, VA. The Company has elected to be taxed as a real estate investment trust ("REIT") for U.S. federal income tax purposes.



Board of Directors

Daniel A. Hoffler	Executive Chairman of Board
A. Russell Kirk	Vice Chairman of the Board
Louis S. Haddad	Director
John W. Snow	Lead Independent Director
George F. Allen	Independent Director
James A. Carroll	Independent Director
James C. Cherry	Independent Director
Eva S. Hardy	Independent Director

Corporate Officers

Louis S. Haddad	President and Chief Executive Officer
Michael P. O'Hara	Chief Financial Officer and Treasurer
Eric L. Smith	Chief Operating Officer
Eric E. Apperson	President of Construction
Shelly R. Hampton	President of Asset Management

Investor Relations

Michael P. O'Hara — Chief Financial Officer and Treasurer
(757) 366-6684 — mohara@armadahoffler.com

Analyst Coverage

Bank of America Merrill Lynch
James Feldman
(646) 855-5808
james.feldman@baml.com

D. A. Davidson & Co.
James O. Lykins
(503) 603-3041
jlykins@dadco.com

Janney, Montgomery, & Scott LLC
Robert Stevenson
(646) 840-3217
robertstevenson@janney.com

B. Riley FBR
Craig Kucera
(703) 862-5249
craigkucera@fbr.com

Raymond James & Associates
Bill Crow
(727) 567-2594
bill.crow@raymondjames.com

Robert W. Baird & Co.
David Rodgers
(216) 737-7341
drodgers@rwbaird.com

Stonegate Capital Partners
Laura Engel
(214) 987-4121
laura@stonegateinc.com

Stifel, Nicolaus & Company Inc.
John Guinee
(443) 224-1307
jwguinee@stifel.com

Highlights 5 • Net income of $5.7 million, or $0.09 per diluted share, for the quarter ended September 30, 2018 compared to net income of $10.5 million, or $0.17 per diluted share, for the quarter ended September 30, 2017. • Normalized Funds From Operations (“FFO”) of $15.7 million, or $0.24 per diluted share, for the quarter ended September 30, 2018 compared to Normalized FFO of $15.5 million, or $0.25 per diluted share, for the quarter ended September 30, 2017. • FFO of $15.9 million, or $0.24 per diluted share, for the quarter ended September 30, 2018 compared to FFO of $15.5 million, or $0.25 per diluted share, for the quarter ended September 30, 2017. • The Company updated 2018 full-year Normalized FFO guidance to $1.00 to $1.03 per diluted share. • Same Store Net Operating Income (“NOI”) for the quarter ended September 30, 2018 increased 2.8% on a GAAP basis and 0.8% on a cash basis compared to the quarter ended September 30, 2017. • Core operating property portfolio occupancy increased to 96.1% as of September 30, 2018 compared to 94.8% as of June 30, 2018. • Retail releasing spreads during the third quarter were positive 7.8% on a GAAP basis and positive 6.2% on a cash basis. There were no office lease renewals executed during the third quarter. • In October 2018, the Company reached an agreement to sell its at-cost purchase option to the developer of The Residences at Annapolis Junction for $5.0 million. The Company also agreed to extend the maturity of its mezzanine loan and allow the developer to refinance the project in order to realize the full potential value upon expected stabilization in 2019. The Company expects the developer to close on these transactions in the fourth quarter of 2018, at which time the Company anticipates repayment of approximately $12.0 million on its mezzanine loan in addition to the $5.0 million of option sale proceeds. • In October 2018, the Company announced its investment in Nexton Square, a new $45.0 million lifestyle center in the greater Charleston, South Carolina MSA. The Company will provide mezzanine financing and construction management/development services for the project. The Company will also have a below market option to purchase the project upon completion. • During the quarter ended September 30, 2018, the Company completed the acquisition of Lexington Square, a new 85,000 square foot Lowes Foods anchored retail center near Columbia, South Carolina for $26.8 million of total consideration, a portion of which will be paid in Operating Partnership units. • During the quarter ended September 30, 2018, the Company raised approximately $10.6 million of gross proceeds through its at-the-market equity offering program at an average price of $15.66 per share.

2018 Outlook & Assumptions 6 $ in millions, except per share data Outlook Low High Total NOI $78.7M $79.2M Construction Segment Gross Profit $5.9M $6.4M G&A expenses $10.8M $11.0M Interest income $10.1M $10.5M Interest expense $19.0M $19.2M Normalized FFO per diluted share $1.00 $1.03 Guidance Assumptions • Construction Segment Gross Profit includes a gain of $2.9M to $3.3M from the sale of the build to suit distribution center during the fourth quarter • Opportunistic sales of additional shares under the ATM program, assuming favorable market conditions • Interest expense is calculated based on the Forward LIBOR Curve, which forecasts rates rising to 2.46% by year end • Full year weighted average share count of 64.8 million

Summary Information

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AHH LISTED NYSE

$ in thousands, except per share data

	Three months ended				
	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017
OPERATIONAL METRICS					
Net income	$5,669	$5,945	$6,983	$5,768	$10,461
Net income per diluted share	**$0.09**	**$0.09**	**$0.11**	**$0.09**	**$0.17**
Rental properties Net Operating Income (NOI)	18,987	19,341	19,462	18,570	17,573
General contracting and real estate services gross profit	977	567	636	641	1,824
Adjusted EBITDA[1]	20,124	19,466	19,399	18,345	19,203
Funds From Operations (FFO)	15,865	15,124	16,261	15,071	15,500
FFO per diluted share	**$0.24**	**$0.24**	**$0.26**	**$0.24**	**$0.25**
Normalized FFO	15,650	15,242	15,376	14,525	15,493
Normalized FFO per diluted share	**$0.24**	**$0.24**	**$0.25**	**$0.23**	**$0.25**
Annualized dividend yield	5.29%	5.37%	5.84%	4.89%	5.50%
CAPITALIZATION					
Total common shares outstanding	49,576	48,768	45,205	44,938	44,937
Operating Partnership units outstanding	17,167	17,291	17,441	17,486	17,845
Common shares and OP units outstanding	66,743	66,059	62,646	62,424	62,782
Market price per common share	$15.11	$14.90	$13.69	$15.53	$13.81
Equity market capitalization[2]	$1,008,487	$984,279	$857,624	$969,445	$867,019
Total debt[3]	660,608	586,821	595,637	523,412	493,493
Total market capitalization	1,669,095	1,571,100	1,453,261	1,492,857	1,360,512
Less: cash	(20,648)	(15,418)	(19,306)	(22,916)	(22,916)
Total enterprise value	$1,648,447	$1,555,682	$1,433,955	$1,469,941	$1,337,596
BALANCE SHEET METRICS					
Core Debt/enterprise value	34.9%	34.1%	38.4%	33.0%	34.2%
Fixed charge coverage ratio	3.5x	3.5x	3.6x	3.5x	3.7x
Core Debt/Annualized Core EBITDA	7.1x	6.8x	7.0x	6.6x	6.0x
CORE PORTFOLIO OCCUPANCY					
Office[4]	93.8%	93.7%	92.2%	89.9%	89.2%
Retail[4]	96.6%	96.7%	96.7%	96.5%	96.9%
Multifamily[5]	97.1%	89.2% [6]	96.1%	92.9%	94.3%
Weighted Average[7]	96.1%	94.8%	95.6%	94.2%	94.7%

(1) Excludes gains on dispositions of real estate and mark-to-market adjustments on interest rate derivatives
(2) Includes common shares and OP units
(3) Excludes unamortized GAAP adjustments
(4) Office and retail occupancy based on leased square feet as a % of respective total
(5) Multifamily occupancy based on occupied units as a % of respective total
(6) Includes impact of seasonality, attributed to the summer occupancy at the JHU student housing property
(7) Total occupancy weighted by annualized base rent

Net Asset Value Component Data 8 In thousands Stabilized Portfolio NOI (Cash) Taxable REIT Subsidiary (TRS) Three months ended Annualized Trailing 12 Months 9/30/2018 9/30/2018 General contracting gross profit $2,821 Diversified Portfolio Office $0 $0 Retail 10,282 41,128 Non-Property Assets Multifamily 2,175 8,700 Non-Property Assets As of 9/30/2018 Total diversified portfolio NOI $12,457 $49,828 Cash and cash equivalents $17,732 Restricted cash 2,916 Virginia Beach Town Center Accounts receivable 18,224 Office(1) $2,859 $11,436 Notes receivable, including mezzanine investments 100,486 Retail(1) 2,059 8,236 Construction receivables, including retentions 21,959 Multifamily 1,475 5,900 Equity method investments (Durham City Center JV) 16,811 Total Virginia Beach Town Center NOI $6,393 $25,572 Other assets 59,474 Land held for development 2,979 Stabilized portfolio NOI - cash basis $18,850 $75,400 Total non-property assets $240,581 Signed leases not yet occupied or in free rent period $907 $3,629 Liabilities & Share Count Timing of mid-quarter transaction As of 9/30/2018 Acquisition $250 $1,000 Liabilities Disposition - - Mortgages and notes payable $653,750 Total timing mid-quarter transaction $250 $1,000 Accounts payable and accrued liabilities 15,752 Construction payables, including retentions 45,541 Total $20,007 $80,029 Other liabilities 42,679 Total liabilities $757,722 Development Pipeline 9/30/2018 Share Count Income producing property $69,000 Total common shares outstanding 49,576 Construction in progress 132,000 Total OP units outstanding 17,167 Other assets 3,000 Total common shares & OP units outstanding 66,743 Total cost to date $204,000 (1) Includes leases for space occupied by Armada Hoffler which are eliminated for GAAP purposes

Summary Balance Sheet 9 $ in thousands As of 9/30/2018 12/31/2017 Assets (Unaudited) Real estate investments: Income producing property $1,023,658 $910,686 Held for development 2,979 680 Construction in progress 139,450 83,071 Accumulated depreciation (185,831) (164,521) Net real estate investments 980,256 829,916 Cash and cash equivalents 17,732 19,959 Restricted cash 2,916 2,957 Accounts receivable, net 18,224 15,691 Notes receivable 100,486 83,058 Construction receivables, including retentions 21,959 23,933 Costs and estimated earnings in excess of billings 727 245 Equity method investments 16,811 11,411 Other assets 58,747 55,953 Total Assets $1,217,858 $1,043,123 Liabilities and Equity Indebtedness, net $653,750 $517,272 Accounts payable and accrued liabilities 15,752 15,180 Construction payables, including retentions 45,541 47,445 Billings in excess of costs and estimated earnings 1,767 3,591 Other liabilities 40,912 39,352 Total Liabilities 757,722 622,840 Total Equity 460,136 420,283 Total Liabilities and Equity $1,217,858 $1,043,123

Summary Income Statement 10 In thousands, except per share data Three months ended Nine months ended 9/30/2018 9/30/2017 9/30/2018 9/30/2017 Revenues (Unaudited) Rental revenues $28,930 $27,096 $86,227 $81,083 General contracting and real estate services 19,950 41,201 63,654 161,391 Total Revenues 48,880 68,297 149,881 242,474 Expenses Rental expenses 7,103 6,830 20,049 19,069 Real estate taxes 2,840 2,693 8,388 7,797 General contracting and real estate services 18,973 39,377 61,474 154,588 Depreciation and amortization 10,196 9,239 28,653 28,018 General and administrative 2,367 2,098 8,092 7,762 Acquisition, development & other pursuit costs 69 61 162 477 Impairment charges 3 19 101 50 Total Expenses 41,551 60,317 126,919 217,761 Operating Income 7,329 7,980 22,962 24,713 Interest income 2,545 1,910 7,152 4,966 Interest expense (4,677) (4,253) (13,547) (13,282) Loss on extinguishment of debt (11) - (11) - Gain on real estate dispositions - 4,692 - 8,087 Change in fair value of interest rate derivatives 298 87 1,256 300 Other income 65 74 233 154 Income before taxes 5,549 10,490 18,045 24,938 Income tax benefit (provision) 120 (29) 552 (781) Net Income $5,669 $10,461 $18,597 $24,157 Per Diluted Share & Unit $0.09 $0.17 $0.29 $0.41 Weighted Average Shares & Units - Diluted 66,362 62,779 64,052 59,423

11 AHH LISTED NYSE

FFO, Normalized FFO & Adjusted FFO(1)

$ in thousands, except per share data

	Three months ended (Unaudited)				
	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017
Funds From Operations					
Net income	**$5,669**	**$5,945**	**$6,983**	**$5,768**	**$10,461**
Earnings per diluted share	$0.09	$0.09	$0.11	$0.09	$0.17
Depreciation and amortization	10,196	9,179	9,278	9,303	9,239
Gains on dispositions of operating real estate[2]	-	-	-	-	(4,200)
FFO	**$15,865**	**$15,124**	**$16,261**	**$15,071**	**$15,500**
FFO per diluted share	$0.24	$0.24	$0.26	$0.24	$0.25
Normalized FFO					
Acquisition, development & other pursuit costs	69	9	84	171	61
Loss on extinguishment of debt	11	-	-	50	-
Impairment charges	3	98	-	60	19
Change in fair value of interest rate derivatives	(298)	11	(969)	(827)	(87)
Normalized FFO	**$15,650**	**$15,242**	**$15,376**	**$14,525**	**$15,493**
Normalized FFO per diluted share	$0.24	$0.24	$0.25	$0.23	$0.25
Adjusted FFO					
Non-cash stock compensation	252	271	555	276	215
Acquisition, development & other pursuit costs	(69)	(9)	(84)	(171)	(61)
Tenant improvements, leasing commissions, lease incentives[3]	(899)	(1,102)	(1,058)	(1,115)	(707)
Property related capital expenditures	(884)	(1,098)	(1,321)	(1,474)	(1,167)
Non-cash interest expense	270	231	326	334	380
Net effect of straight-line rents	(709)	(415)	(478)	(166)	(159)
Amortization of leasing incentives & above (below) market rents	(43)	(46)	(56)	(55)	(50)
AFFO	**$13,568**	**$13,074**	**$13,260**	**$12,154**	**$13,944**
Weighted Average Common Shares Outstanding	49,194	45,928	45,132	44,937	44,934
Weighted Average Operating Partnership ("OP") Units Outstanding	17,168	17,286	17,406	17,490	17,845
Total Weighted Average Common Shares and OP Units Outstanding	66,362	63,214	62,538	62,427	62,779

(1) See definitions on pages 29-30
(2) Excludes gain on non-operating real estate of $0.5M for the three months ended 9/30/2017
(3) Excludes development, redevelopment, and first generation space

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AHH LISTED NYSE

Outstanding Debt

$ in thousands

Debt	Stated Rate	Effective Rate as of 9/30/2018	Maturity Date	Debt Maturities & Principal Payments 2018	2019	2020	2021	2022	Thereafter	Outstanding as of 9/30/2018
Secured Notes Payable - Core Debt										
Lightfoot Marketplace [1]	L+1.75%	4.01%	11/14/2018	$10,500						$10,500
North Point Center Note 1	6.45%	6.45%	2/5/2019	56	9,352					9,408
Southgate Square	L+1.60%	3.86%	4/29/2021	220	880	880	19,682			21,662
Encore Apartments	3.25%	3.25%	9/10/2021		124	504	24,338			24,966
4525 Main Street	3.25%	3.25%	9/10/2021		158	646	31,230			32,034
Hanbury Village	3.78%	3.78%	8/15/2022	123	504	522	544	17,449		19,142
Socastee Commons	4.57%	4.57%	1/6/2023	25	105	109	115	120	4,223	4,697
Sandbridge Commons	L+1.75%	4.01%	1/17/2023	58	238	247	257	268	7,247	8,315
249 Central Park Retail	L+1.60%	3.86%	8/10/2023	52	217	230	245	260	16,093	17,097
South Retail	L+1.60%	3.86%	8/10/2023	23	95	101	107	114	7,066	7,506
Fountain Plaza Retail	L+1.60%	3.86%	8/10/2023	32	131	139	147	156	9,684	10,289
Johns Hopkins Village	L+1.25%	4.19% [2]	8/7/2025	222	908	941	988	1,031	48,840	52,930
North Point Center Note 2	7.25%	7.25%	9/15/2025	29	121	130	140	151	1,804	2,375
Lexington Square	4.50%	4.50%	9/1/2028	39	245	256	268	280	13,892	14,980
Smith's Landing	4.05%	4.05%	6/1/2035	200	822	856	892	928	15,486	19,184
Liberty Apartments	5.66%	5.66%	11/1/2043	63	260	273	291	308	13,307	14,502
The Cosmopolitan	3.35%	3.35%	7/1/2051	188	766	792	819	847	41,244	44,656
Total - Secured Core Debt				$11,830	$14,926	$6,626	$80,063	$21,912	$178,886	314,243
Secured Notes Payable - Development Pipeline										
River City	L+1.50%	3.76%	5/31/2019		5,587					5,587
Greenside	L+2.95%	5.21%	2/24/2020			23,371				23,371
Premier	L+3.50%	5.76%	6/29/2020			16,669				16,669
Summit Place	L+3.24%	5.50%	1/1/2021				6,259			6,259
Hoffler Place	L+3.24%	5.50%	1/1/2021				5,797			5,797
Market at Mill Creek	L+1.55%	3.81%	7/12/2025						3,976	3,976
Brooks Crossing Office	L+1.60%	3.86%	7/1/2025						2,706	2,706
Total - Development Pipeline				-	5,587	40,040	12,056	-	6,682	64,365
Total Secured Notes Payable				$11,830	$20,513	$46,666	$92,119	$21,912	$185,568	$378,608
Unsecured Core Debt										
Senior unsecured line of credit	L+1.40% - 2.00%	3.81%	10/26/2021				102,000			102,000
Senior unsecured term loan	L+1.35% - 1.95%	3.76%	10/26/2022					80,000		80,000
Senior unsecured term loan	L+1.35% - 1.95%	3.50% [2]	10/26/2022					50,000		50,000
Senior unsecured term loan	L+1.35% - 1.95%	4.28% [2]	10/26/2022					50,000		50,000
Total - Unsecured Core Debt				-	-	-	102,000	180,000	-	282,000
Total Notes Payable excluding GAAP Adjustments				$11,830	$20,513	$46,666	$194,119	$201,912	$185,568	$660,608
Weighted Average Interest Rate				4.0%	5.1%	5.2%	3.8%	3.8%	4.1%	4.0%
Balloon Payments				10,500	14,920	40,040	188,298	197,109	110,074	560,941
Principal amortization				1,330	5,593	6,626	5,821	4,803	75,494	99,667
Total Consolidated Debt				$11,830	$20,513	$46,666	$194,119	$201,912	$185,568	$660,608
Fixed-rate Debt [3]				945	13,365	5,029	59,625	121,114	138,796	338,874
Variable-rate Debt [4]				10,885	7,148	41,637	134,494	80,798	46,772	321,734
Total Consolidated Debt				$11,830	$20,513	$46,666	$194,119	$201,912	$185,568	$660,608
GAAP Adjustments										(6,858)
Total Notes Payable										$653,750

(1) In October 2018, the Company refinanced the loan secured by Lightfoot. The new $10.5 million floating-rate note has a 5-year term and bears an interest rate of LIBOR +1.75% (drops to 1.60% upon stabilization). The Company simultaneously entered into an interest rate swap agreement that fixed the LIBOR rate at 3.017%.

(2) Subject to an interest rate swap lock

(3) Includes debt subject to interest rate swap locks

(4) Excludes debt subject to interest rate swap locks

30 Day LIBOR as of 9/30/2018	2.261%

Core Debt to Core EBITDA[1]

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AHH LISTED NYSE

$ in thousands

	Three months ended				
	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017
Net Income	$5,669	$5,945	$6,983	$5,768	$10,461
Excluding:					
Interest expense	4,677	4,497	4,373	4,157	4,253
Income tax provision (benefit)	(120)	(166)	(266)	(56)	29
Depreciation and amortization	10,196	9,179	9,278	9,303	9,239
(Gain) Loss on real estate dispositions	-	-	-	-	(4,692)
Change in fair value of interest rate derivatives	(298)	11	(969)	(827)	(87)
Adjusted EBITDA	$20,124	$19,466	$19,399	$18,345	$19,203
Other adjustments:					
Loss on extinguishment of debt	11	-	-	50	-
Non-cash stock compensation	252	271	555	276	215
Development Pipeline	(94)	(106)	(219)	(339)	(301)
Total Other Adjustments	169	165	336	(13)	(86)
Core EBITDA	$20,293	$19,631	$19,735	$18,332	$19,117
Total Debt[2]	$660,608	$586,821	$595,637	$523,412	$493,493
Adjustments to Debt:					
(Less) Development Pipeline[2]	(64,365)	(40,232)	(25,377)	(15,879)	(12,894)
(Less) Cash & restricted cash	(20,648)	(15,418)	(19,306)	(22,916)	(22,916)
Core Debt	$575,595	$531,171	$550,954	$484,617	$457,683
Core Debt/Annualized Core EBITDA	**7.1x**	**6.8x**	**7.0x**	**6.6x**	**6.0x**

(1) See definitions on page 31
(2) Excludes GAAP Adjustments

Debt Information 14 $ in thousands Total Debt Composition Weighted Average Percent of Debt Interest Rate Maturity Unencumbered Summary Secured vs. Unsecured Debt Unsecured Debt 42.7% 3.8% 3.7 Yrs 9/30/2018 Secured Debt 57.3% 4.2% 8.8 Yrs % of Total Properties 67.2% Variable vs. Fixed-rate Debt % of Annualized Base Rent 54.1% Variable-rate Debt(1) 48.7% 4.1% 3.2 Yrs Fixed-rate Debt(2)(3) 51.3% 4.0% 9.9 Yrs Fixed-rate and Hedged Debt(2)(3) 96.7% Total 4.0% 6.6 Yrs Interest Rate Cap Agreements $250,000 Debt Maturities Effective Date Maturity Date Strike Rate Notional Amount $200,000 February 7, 2017 March 1, 2019 1.50% $50,000 June 23, 2017 July 1, 2019 1.50% 50,000 $150,000 September 18, 2017 October 1, 2019 1.50% 50,000 November 28, 2017 December 1, 2019 1.50% 50,000 $100,000 March 7, 2018 April 1, 2020 2.25% 50,000 July 16, 2018 August 1, 2020 2.50% 50,000 Total Interest Rate Caps 300,000 $50,000 (2)(3) $0 Fixed-rate Debt 338,874 2018 2019 2020 2021 2022 2023 and Fixed-rate and Hedged Debt $638,874 thereafter % of Total(3) 96.7% (1) Excludes debt subject to interest rate swap locks (2) Includes debt subject to interest rate swap locks (3) Excludes GAAP adjustments

Capitalization & Financial Ratios 15 $ in thousands Capitalization as of September 30, 2018 Capital Structure as of September 30, 2018 Debt % of Total Carrying Value Unsecured credit facility 15% $102,000 Unsecured term loans 27% 180,000 Mortgages payable 58% 378,608 Debt Total debt $660,608 Equity 40% 60% Equity % of Total Shares/Units Stock Price Market Value Common stock (NYSE: AHH) 74% 49,576 $15.11 $749,093 Common units 26% 17,167 $15.11 259,393 Equity market capitalization 66,743 $1,008,487 Total market capitalization $1,669,095 Debt/Market capitalization 39.6% Dividend Data Liquidity as of September 30, 2018 Trailing 12 Months Common dividends and distributions $49,362 Cash on hand $20,648 AFFO 52,056 Availability under credit facility 45,900 AFFO payout ratio 94.8% Availability under construction loan 107,957 $174,505

Property Portfolio 16 As of September 30, 2018 Net Rentable Square Feet (RSF)(1) Town Unencumbered Core Development Core Development ABR per Property Anchor Tenant(s) Location Center ABR Year Built Properties Properties Total Occupancy(2) Leased(2) ABR(3) Leased SF(3) Retail Properties Cheesecake Factory, Brooks Brothers, ✓ 249 Central Park Retail (4) Virginia Beach, VA - 2004 92,710 - 92,710 98.0% - $2,597,674 $28.58 Gordon Biersch Alexander Pointe Harris Teeter Salisbury, NC 100% 1997 57,710 - 57,710 97.6% - 654,843 11.63 Bermuda Crossroads (6) Food Lion, OfficeMax Chester, VA 100% 2001 122,566 - 122,566 100.0% - 1,756,053 14.33 Broad Creek Shopping Center(6)(9) Home Depot, Food Lion, PetSmart Norfolk, VA 100% 1997/2001 251,504 - 251,504 99.0% - 3,835,098 15.40 Broadmoor Plaza Kroger, Staples, Jo-Ann Fabrics South Bend, IN 100% 1980 115,059 - 115,059 96.5% - 1,354,501 12.20 Brooks Crossing Various Small Shops Newport News, VA 100% 2016 - 18,349 18,349 - 66.3% 169,380 13.92 Columbus Village Barnes & Noble, Shake Shack Virginia Beach, VA ✓ 100% 1980/2013 62,362 - 62,362 100.0% - 1,373,679 22.03 Columbus Village II Regal Cinemas, BB&B Virginia Beach, VA ✓ 100% 1995/1996 92,061 - 92,061 96.7% - 1,595,334 17.92 ✓ Commerce Street Retail (5) Yard House Virginia Beach, VA 100% 2008 19,173 - 19,173 100.0% - 863,739 45.05 Courthouse 7-Eleven 7-Eleven Virginia Beach, VA 100% 2011 3,177 - 3,177 100.0% - 139,311 43.85 Dick's at Town Center Dick's Sporting Goods, USI Virginia Beach, VA ✓ 100% 2002 103,335 - 103,335 100.0% - 1,251,255 12.11 Dimmock Square Best Buy, Old Navy Colonial Heights, VA 100% 1998 106,166 - 106,166 97.2% - 1,765,873 17.12 Fountain Plaza Retail Ruth's Chris, Ann Taylor Virginia Beach, VA ✓ - 2004 35,961 - 35,961 100.0% - 1,019,366 28.35 Gainsborough Square Food Lion, Rite Aid Chesapeake, VA 100% 1999 88,862 - 88,862 92.5% - 1,255,214 15.28 Greentree Shopping Center Various Small Shops Chesapeake, VA 100% 2014 15,719 - 15,719 92.6% - 294,752 20.25 Hanbury Village(6) Harris Teeter, Walgreens Chesapeake, VA 32% 2006/2009 116,635 - 116,635 98.6% - 2,486,153 21.61 Harper Hill Commons (6) Harris Teeter Winston-Salem, NC 100% 2004 96,914 - 96,914 83.3% - 921,910 11.42 Harrisonburg Regal Regal Cinemas Harrisonburg, VA 100% 1999 49,000 - 49,000 100.0% - 683,550 13.95 Indian Lakes Crossing(6) Harris Teeter Virginia Beach, VA 100% 2008 64,973 - 64,973 95.0% - 837,232 13.57 Lexington Square Lowes Foods Lexington, SC - 2017 85,531 - 85,531 96.1% - 1,773,182 21.57 Lightfoot Marketplace(6) Harris Teeter, CHKD Williamsburg, VA - 2016 124,735 - 124,735 85.6% - 1,816,987 17.01 North Hampton Market PetSmart, Hobby Lobby Taylors, SC 100% 2004 114,935 - 114,935 100.0% - 1,472,733 12.81 Harris Teeter, PetSmart, Home Depot, North Point Center(6) Durham, NC 67% 1998/2009 496,246 - 496,246 99.7% - 3,810,131 7.70 Costco Oakland Marketplace(6) Kroger Oakland, TN 100% 2004 64,600 - 64,600 97.8% - 460,000 7.28 Parkway Centre Publix Moultrie, GA 100% 2017 61,200 - 61,200 92.2% - 746,016 13.23 Parkway Marketplace Rite Aid Virginia Beach, VA 100% 1998 37,804 - 37,804 100.0% - 767,645 20.31 Patterson Place BB&B, PetSmart, DSW, AC Moore Durham, NC 100% 2004 160,942 - 160,942 94.6% - 2,381,604 15.65 Perry Hall Marketplace Safeway Perry Hall, MD 100% 2001 74,256 - 74,256 100.0% - 1,261,436 16.99 Premier Retail Williams Sonoma, Pottery Barn Virginia Beach, VA ✓ - 2018 - 38,586 38,586 - 63.9% 829,126 33.64 Providence Plaza Cranfill, Sumner & Hartzog, Chipotle Charlotte, NC 100% 2007/2008 103,118 - 103,118 97.5% - 2,684,367 26.71 Renaissance Square Harris Teeter Davidson, NC 100% 2008 80,467 - 80,467 90.4% - 1,263,119 17.37 Sandbridge Commons(6) Harris Teeter Virginia Beach, VA - 2015 69,417 - 69,417 100.0% - 914,707 13.18 Socastee Commons Bi-Lo Myrtle Beach, SC - 2000/2014 57,273 - 57,273 96.7% - 629,821 11.37 Southgate Square Burlington, PetSmart, Michaels Colonial Heights, VA - 1991/2016 220,131 - 220,131 89.7% - 2,693,889 13.65 South Retail lululemon, free people, CPK Virginia Beach, VA ✓ - 2002 38,515 - 38,515 100.0% - 974,087 25.29 South Square(6) Ross, Petco, Office Depot Durham, NC 100% 1977/2005 109,590 - 109,590 97.3% - 1,842,619 17.29 Southshore Shops Buffalo Wild Wings Chesterfield, VA 100% 2006 40,333 - 40,333 93.2% - 772,286 20.54 Stone House Square(6) Weis Markets Hagerstown, MD 100% 2008 112,274 - 112,274 93.1% - 1,807,921 17.30 Studio 56 Retail McCormick & Schmick's Virginia Beach, VA ✓ 100% 2007 11,594 - 11,594 100.0% - 419,296 36.16 Tyre Neck Harris Teeter(9) Harris Teeter Portsmouth, VA 100% 2011 48,859 - 48,859 100.0% - 533,052 10.91 Waynesboro Commons Kroger Waynesboro, VA 100% 1993 52,415 - 52,415 100.0% - 435,072 8.30 Wendover Village BB&B, T.J. Maxx, Petco Greensboro, NC 100% 2004 171,653 - 171,653 100.0% - 3,157,814 18.40 Total / Weighted Avg Retail Portfolio 72% 3,829,775 56,935 3,886,710 96.6% 64.7% $58,301,827 $15.61

17

AHH LISTED NYSE

Property Portfolio - Continued

As of September 30, 2018

Property	Anchor Tenant	Location	Town Center	Unencumbered ABR	Year Built	Net Rentable Square Feet (RSF)[1]: Core Properties	Net Rentable Square Feet (RSF)[1]: Development Properties	Net Rentable Square Feet (RSF)[1]: Total	Core Occupancy[2]	Development Leased[2]	ABR[3]	ABR per Leased SF[3]
Office Properties												
4525 Main Street	Clark Nexsen, Anthropologie, Mythics	Virginia Beach, VA	✓	-	2014	237,893	-	237,893	94.8%	-	$6,434,782	$28.53
Armada Hoffler Tower[4][5]	AHH, Troutman Sanders, Williams Mullen	Virginia Beach, VA	✓	100%	2002	324,247	-	324,247	93.4%	-	8,762,085	28.92
One Columbus[5]	BB&T, HBA	Virginia Beach, VA	✓	100%	1984	128,876	-	128,876	92.2%	-	2,917,377	24.54
Two Columbus	The Art Institute	Virginia Beach, VA	✓	100%	2009	108,448	-	108,448	94.2%	-	2,671,582	26.16
Total / Weighted Average Office Portfolio				**69%**		**799,464**	**-**	**799,464**	**93.8%**	**-**	**$20,785,827**	**$27.73**

Multifamily	Location	Town Center	Unencumbered ABR	Year Built	Units: Core Properties	Units: Development/ Redevelopment Properties	Units: Total	Core Occupancy[2]	Development/ Redevelopment Occupancy[2]	ABR[7]	Monthly Rent per Occupied Unit
Encore Apartments	Virginia Beach, VA	✓	-	2014	286	-	286	94.8%	-	$4,253,904	$1,308.09
Greenside Apartments	Charlotte, NC		-	2018	-	225	225	-	19.6%	831,108	1,574.07
Johns Hopkins Village[8][9]	Baltimore, MD		-	2016	157	-	157	99.8%	-	7,663,920	1,126.38 [10]
Liberty Apartments[8][9]	Newport News, VA		-	2013	239	-	239	94.8%	-	2,339,064	860.58
Premier Apartments	Virginia Beach, VA	✓	-	2018	-	131	131	-	29.0%	619,002	1,357.46
Smith's Landing[9]	Blacksburg, VA		-	2009	284	-	284	100.0%	-	4,063,008	1,192.20
The Cosmopolitan[8][11]	Virginia Beach, VA	✓	-	2006	-	306	306	-	93.8%	5,440,896	1,579.82
Total / Weighted Avg Multifamily Portfolio			-		**966**	**662**	**1,628**	**97.1%**	**55.7%**	**$25,210,902**	**$1,253.64**

(1) The net rentable square footage for each of our retail & office properties is the sum of (a) the square footage of existing leases, plus (b) for available space, management's estimate of net rentable square footage based, in part, on past leases. The net rentable square footage included in office leases is generally consistent with the Building Owners and Managers Association, or BOMA, 1996 measurement guidelines.

(2) Occupancy for each of our retail & office properties is calculated as (a) square footage under executed leases as of September 30, 2018, divided by (b) net rentable square feet, expressed as a percentage. Occupancy for our multifamily properties is calculated as (a) total units occupied as of September 30, 2018, divided by (b) total units available, expressed as a percentage.

(3) For the properties in our office and retail portfolios, annualized base rent, or ABR, is calculated by multiplying (a) monthly base rent (defined as cash base rent, before contractual tenant concessions and abatements, and excluding tenant reimbursements for expenses paid by us) as of September 30, 2018 for in-place leases as of such date by (b) 12, and does not give effect to periodic contractual rent increases or contingent rental revenue (e.g., percentage rent based on tenant sales thresholds). ABR per leased square foot is calculated by dividing (a) ABR by (b) square footage under in-place leases as of September 30, 2018. In the case of triple net or modified gross leases, our calculation of ABR does not include tenant reimbursements for real estate taxes, insurance, common area or other operating expenses.

(4) As of September 30, 2018, the Company occupied 41,103 square feet at these two properties at an ABR of $1.3M, or $30.95 per leased square foot, which amounts are reflected in this table. The rent paid by us is eliminated in accordance with GAAP in the consolidated financial statements.

(5) Includes ABR pursuant to a rooftop lease.

(6) Net rentable square feet at certain of our retail properties includes pad sites leased pursuant to the ground leases in the table to the right:

Properties Subject to Ground Lease	Number of Ground Leases	Square Footage Leased Pursuant to Ground Leases	ABR
Bermuda Crossroads	2	11,000	$179,685
Broad Creek Shopping Center	6	23,825	632,401
Hanbury Village	2	55,586	1,082,118
Harper Hill Commons	1	41,520	373,680
Indian Lakes	1	50,311	592,385
Lightfoot Marketplace	3	60,442	660,375
North Point Center	4	280,556	1,136,923
Oakland Marketplace	1	45,000	186,300
Sandbridge Commons	1	53,288	583,000
South Square	1	1,778	60,000
Stone House Square	1	3,650	181,500
Tyre Neck Harris Teeter	1	48,859	533,052
Total / Weighted Avg	**24**	**675,815**	**$6,201,420**

(7) For the properties in our multifamily portfolio, ABR is calculated by multiplying (a) base rental payments for the month ended September 30, 2018 by (b) 12.

(8) The ABR for Liberty, Cosmopolitan, and Johns Hopkins Village excludes $290K, $791K and $1.2M from ground floor retail leases, respectively.

(9) The Company leases the land underlying this property pursuant to a ground lease.

(10) Monthly rent per occupied unit is calculated by dividing total base rental payments for the month ended September 30, 2018 by the number of occupied beds.

(11) Excludes 36 units offline for redevelopment.

18
AHH LISTED NYSE

Development Pipeline

$ in thousands

Development, Not Delivered	Property Type	Estimated[1]	% Leased or LOI	Schedule[1] Construction Start	Initial Occupancy	Stabilized Operation[2]	Estimated Cost[1]	Construction Loan Commitment	Cost to Date	AHH Ownership %	Anchor Tenants & Other Notes
Lightfoot Outparcel Williamsburg, VA	Retail	NA	100%	1Q18	3Q18	1Q19	$ 4,000	$ -	$ 3,000	70%[3]	Panera
Summit Place (Meeting Street) Charleston, SC	Multifamily	114 units	NA	3Q17	3Q19	3Q19	53,000	34,750	30,000	90%	NA
Hoffler Place (King Street) Charleston, SC	Multifamily	74 units	NA	3Q17	3Q19	3Q19	48,000	31,750	28,500	93%	NA
Market at Mill Creek Mt. Pleasant, SC	Retail	73,000 SF	90%	1Q18	1Q19	2Q19	23,000	16,185	14,000	70%[3]	Lowes Foods
Brooks Crossing Newport News, VA	Office	100,000 sf	100%	1Q18	1Q19	2Q19	20,000	15,625	9,000	65%[3]	Huntington Ingalls Industries
Wills Wharf Baltimore, MD	Office	325,000 sf	60%	3Q18	1Q20	3Q20	117,000	TBD	11,000	100%	WeWork, Canopy by Hilton
					Total Development, Not Delivered		265,000	98,310	95,500		
Development, Delivered Not Stabilized											
Brooks Crossing Newport News, VA	Retail	18,000 sf	66%	3Q15	3Q16	2Q19	3,000	-	3,000	65%[3]	Misc. small shops
Greenside (Harding Place) Charlotte, NC	Multifamily	225 Units	31%	3Q16	3Q18	3Q19	47,000	29,750	46,000	80%[3]	NA
Premier Apartments (Town Center Phase VI) Virginia Beach, VA	Multifamily	131 Units	50%	4Q16	3Q18	2Q19	29,000	18,622	28,500	100%	NA
Premier Retail (Town Center Phase VI) Virginia Beach, VA	Retail	39,000 sf	75%	4Q16	3Q18	3Q19	14,500	9,311	11,500	100%	Williams Sonoma, Pottery Barn
					Total Development, Delivered Not Stabilized		93,500	57,683	89,000		
					Total		$358,500	$155,993	$184,500		
Joint Ventures - Minority Partner							Project Cost	Construction Loan Commitment	Equity Investment		
One City Center - 37% JV Durham, NC	Office	153,000 sf	86%	1Q16	3Q18	4Q18	$45,500	$25,250	$20,250	100%	Duke University, WeWork



Premier



Summit Place



One City Center

	Q3 2018	YTD
Capitalized Interest	$1,463	$3,517
Capitalized Overhead	$907	$2,626

(1) Represents estimates that may change as the development process proceeds
(2) First full stabilized quarter
(3) AHH earns a preferred return on equity prior to any distributions to JV Partners

Redevelopment and Mezzanine Investments

19
AHH LISTED NYSE

$ in thousands

				Schedule[1]				
Redevelopment	**Property Type**	**Units Out of Service**	**% Leased or LOI**	**Construction Start**	**Anticipated Completion**	**Same-Store Sales**	**Estimated Cost[1]**	**Cost to Date**
The Cosmopolitan Virginia Beach, VA	Multifamily	36 units	94%	1Q18	4Q19	1Q21	$10,000	$616

Mezzanine Investments	**Property Type**	**Estimated[1]**	**% Leased or LOI**	**Initial Occupancy**	**Loan Maturity**	**Interest Rate**	**Option to Purchase**	**Loan Balance**	**Mezzanine Interest QTD**
The Residences at Annapolis Junction [2] Annapolis Junction, MD	Multifamily	416 units	65%	3Q17	2Q20	10%	$106,000	$46,500	$1,166
1405 Point (Point Street Apartments) Baltimore, MD	Multifamily	289 units	82%	1Q18	3Q21	8%	99,000	28,000	547
North Decatur Square (Whole Foods) Decatur, GA	Retail	86,000 sf	100%	4Q18	2Q22	15%	-	15,500	569
Nexton Square [3] Summerville, SC	Retail	120,000 sf	78%	2Q19	1Q19	10%	TBD	2,000	19
Delray Plaza (Whole Foods) Delray Beach, FL	Retail	83,000 sf	92%	3Q19	4Q20	15%	-	7,000	228
					Total Mezzanine Investment		$205,000	$99,000	$2,529



1405 Point


WHOLE FOODS

North Decatur Square



Wills Wharf

(1) Represents estimates that may change as the development process proceeds
(2) Reached an agreement to sell our at-cost purchase option to the developer of Annapolis Junction
(3) Represents a $2M bridge loan entered during the quarter

Acquisitions & Dispositions

20

AHH LISTED NYSE

$ in thousands

ACQUISITIONS

Properties	Location	Square Feet	Purchase Price[1]	Reinvested 1031 Proceeds	$ Value of OP Units/Stock[2]	Cash Cap Rate	Purchase Date	Anchor Tenants
Lexington Square	Lexington, SC	85,531	$26,758	-	$2,624	6.7%	3Q18	Lowes Foods
Parkway Centre	Moultrie, GA	61,200	11,200	-	1,624	6.4%	1Q18	Publix
Indian Lakes	Virginia Beach, VA	71,020	14,700	-	-	7.1%	1Q18	Harris Teeter, Wawa
Wendover Village Outparcel	Greensboro, NC	35,895	14,300	7,900	-	7.7%	3Q17	Panera, Rooms to Go Kids
Renaissance Square	Davidson, NC	80,468	17,085	-	-	7.1%	4Q16	Harris Teeter
Columbus Village II	Virginia Beach, VA	92,061	26,200	-	26,200	5.6%	4Q16	Regal, Bed Bath & Beyond
Southshore Shops	Midlothian, VA	40,333	9,160	-	2,475	7.8%	3Q16	Buffalo Wild Wings
Southgate Square	Colonial Heights, VA	220,131	38,585	-	17,485	7.3%	2Q16	PetSmart, Michael's, Burlington
Retail Portfolio (11 properties)	Mid-Atlantic	1,082,681	170,500	87,000	-	7.2%	1Q16	Harris Teeter, Bed Bath & Beyond
Providence Plaza	Charlotte, NC	103,118	26,200	14,000	-	7.3%	3Q15	Chipotle
Socastee Commons	Myrtle Beach, SC	57,573	8,600	3,600	-	7.3%	3Q15	BiLo
Columbus Village	Virginia Beach, VA	65,746	21,025	-	14,025	6.4%	3Q15	Barnes & Noble
Perry Hall Marketplace & Stone House Square	Maryland	182,949	39,555	15,200	4,155	7.4%	2Q15	Safeway & Weis Markets
Dimmock Square	Colonial Heights, VA	106,166	19,662	-	9,662	7.3%	3Q14	Old Navy, Best Buy, Pier 1
Total/Weighted Average		2,284,872	$443,530	$127,700	$78,250	7.1%		

DISPOSITIONS

Properties	Location	Square Feet/Units	Sale Price	Cash Proceeds	Gain on Sale	Cash Cap Rate	Disposition Date	Anchor Tenants
Indian Lakes Wawa	Virginia Beach, VA	6,047	$4,400	$4,400	$0	5.4%	2Q18	Wawa
Commonwealth of VA Buildings	Virginia Beach & Chesapeake, VA	47,366	13,150	8,000	4,194	6.8%	3Q17	Commonwealth of VA
Greentree Wawa	Chesapeake, VA	5,088	4,600	4,400	3,396	5.0%	1Q17	Wawa
Oyster Point[3]	Newport News, VA	100,139	6,500	-	3,793	16.4%	3Q16	GSA
Non-Core Retail Portfolio	Various	174,758	12,850	12,600	(27)	7.1%	2Q16 - 3Q16	Kroger, Family Dollar
Richmond Tower	Richmond, VA	206,969	78,000	77,000	26,674	7.9%	1Q16	Williams Mullen
Oceaneering	Chesapeake, VA	154,000	30,000	10,000	4,987	6.7%	4Q15	Oceaneering International
Whetstone Apartments	Durham, NC	203 units	35,625	17,600	7,210	5.7%	2Q15	NA
Sentara Williamsburg	Williamsburg, VA	49,200	15,450	15,200	6,197	6.3%	1Q15	Sentara
Virginia Natural Gas	Virginia Beach, VA	31,000	8,900	7,400	2,211	6.3%	4Q14	Virginia Natural Gas
Total/Weighted Average		774,567 sf/ 203 units	$209,475	$156,600	$58,635	7.2%		

(1) Contractual purchase price
(2) Value of OP Units/Stock at issuance
(3) Anchor tenant vacated 12/31/16, which would represent a 2.5% Cash Cap Rate

Construction Business Summary 21 $ in thousands Total Contract Work in Place as Estimated Date Location Value of 9/30/2018 Backlog of Completion Highlighted Projects One City Center Durham, NC $67,712 $63,418 $4,294 1Q 2019 Dinwiddie Municipal Complex Dinwiddie, VA 24,225 21,547 2,678 2Q 2019 Sub Total 91,937 84,965 6,972 All Other Projects 560,097 541,889 18,208 Total $652,034 $626,854 $25,180 Gross Profit Summary Trailing 12 Q3 2018 Months (Unaudited) Revenue $19,950 $96,297 Expense (18,973) (93,476) Gross Profit $977 $2,821

Same Store NOI by Segment

22

AHH LISTED NYSE

$ in thousands
(Reconciliation to GAAP located in appendix on pg. 35)

	Three months ended				Nine months ended			
	9/30/2018	9/30/2017	$ Change	% Change	9/30/2018	9/30/2017	$ Change	% Change
Office[1]	(Unaudited)				(Unaudited)			
Revenue	$5,149	$4,673	$476	10.2%	$10,624	$10,258	$366	3.6%
Expenses[2]	1,972	1,833	139	7.6%	4,175	3,903	272	7.0%
Net Operating Income	3,177	2,840	337	11.9%	6,449	6,355	94	1.5%
Retail[1]								
Revenue	15,261	15,264	(3)	0.0%	45,978	45,685	293	0.6%
Expenses[2]	3,836	3,892	(56)	-1.4%	11,293	11,091	202	1.8%
Net Operating Income	11,425	11,372	53	0.5%	34,685	34,594	91	0.3%
Multifamily[1]								
Revenue	3,027	2,922	105	3.6%	8,800	8,619	181	2.1%
Expenses[2]	1,321	1,263	58	4.6%	3,704	3,621	83	2.3%
Net Operating Income	1,706	1,659	47	2.8%	5,096	4,998	98	2.0%
Same Store Net Operating Income (NOI)	$16,308	$15,871	$437	2.8%	$46,230	$45,947	$283	0.6%
Net effect of straight-line rents	($421)	(115)	(306)		143	187	(44)	
Amortization of lease incentives and above (below) market rents	($53)	(49)	(4)		(315)	(301)	(14)	
Same store portfolio NOI, cash basis	$15,834	$15,707	$127	0.8%	$46,058	$45,833	$225	0.5%
NOI, Cash Basis:								
Office	$2,724	$2,863	($139)	-4.9%	$6,420	$6,900	($480)	-7.0%
Retail	11,393	11,173	220	2.0%	34,507	33,899	608	1.8%
Multifamily	1,717	1,671	46	2.8%	5,131	5,034	97	1.9%
	$15,834	$15,707	$127	0.8%	$46,058	$45,833	$225	0.5%
NOI:								
Office	$3,177	$2,840	$337	11.9%	$6,449	$6,355	$94	1.5%
Retail	11,425	11,372	53	0.5%	34,685	34,594	91	0.3%
Multifamily	1,706	1,659	47	2.8%	5,096	4,998	98	2.0%
	$16,308	$15,871	$437	2.8%	$46,230	$45,947	$283	0.6%

(1) See page 32 for Same Store vs. Non – Same Store Properties
(2) Excludes expenses associated with the Company's in house asset management division of $493K and $499K for the 3 months ended 9/30/18 & 9/30/17, respectively, as well as $1.5M and $1.4M for 9 months ended 9/30/18 & 9/30/17, respectively

Top 10 Tenants by Annualized Base Rent 23 $ in thousands As of September 30, 2018 Office Portfolio Number Lease Annualized % of Office Portfolio % of Total Portfolio Tenant of Leases Expiration Base Rent Annualized Base Rent Annualized Base Rent Clark Nexsen 1 2029 $ 2,537 12.2% 2.4% Mythics 1 2030 1,160 5.6% 1.1% Hampton University 2 2023 - 2024 1,054 5.1% 1.0% Pender & Coward 1 2030 882 4.2% 0.8% Kimley-Horn 1 2027 859 4.1% 0.8% Troutman Sanders 1 2025 855 4.1% 0.8% The Art Institute 1 2019 852 4.1% 0.8% City of Va Beach Development Authority 1 2024 722 3.5% 0.7% Cherry Bekaert 1 2022 708 3.4% 0.7% Williams Mullen 1 2028 655 3.2% 0.6% Top 10 Total $ 10,284 49.5% 9.7% Retail Portfolio Number Lease Annualized % of Retail Portfolio % of Total Portfolio Tenant of Leases Expiration Base Rent Annualized Base Rent Annualized Base Rent Kroger/Harris Teeter 12 2018 - 2036 $ 6,423 11.0% 6.2% Home Depot 2 2019 - 2023 2,236 3.8% 2.1% Regal Cinemas 2 2019 - 2022 1,679 2.9% 1.6% Bed, Bath, & Beyond 4 2020 - 2024 1,677 2.9% 1.6% PetSmart 5 2020 - 2022 1,438 2.5% 1.4% Food Lion 3 2019 - 2022 1,291 2.2% 1.2% Dick's Sporting Goods 1 2020 840 1.4% 0.8% Safeway 2 2021 821 1.4% 0.8% Weis Markets 1 2028 802 1.4% 0.8% Ross Dress for Less 2 2020 - 2022 762 1.3% 0.7% Top 10 Total $ 17,969 30.8% 17.2%

Office Lease Summary 24 Renewal Lease Summary GAAP Cash Number of Weighted Leases Net rentable Leases Net rentable Contractual Prior Rent Releasing Contractual Prior Rent Releasing Average Lease TI & LC Quarter Signed SF Signed Expiring SF Expiring Rent per SF per SF Spread Rent per SF per SF Spread Term (yrs) TI & LC per SF Q3 2018 - - 1 9,337 $ - $ - 0.0% $ - $ - 0.0% - $ - $ - Q2 2018 3 28,910 6 13,225 28.88 28.41 1.7% 27.68 30.86 -10.3% 8.77 2,169,711 75.05 Q1 2018 1 1,400 - - 27.22 23.99 13.5% 27.24 26.45 3.0% 3.00 2,428 1.73 Q4 2017 6 38,387 2 2,582 24.87 23.93 3.9% 24.38 25.88 -5.8% 4.90 617,475 16.09 New Lease Summary(1) Number of Cash Weighted Leases Net rentable Contractual Average Lease TI & LC Quarter Signed SF Signed Rent per SF Term (yrs) TI & LC per SF Q3 2018 1 1,806 $ 26.00 5.00 $ 14,958 $ 8.28 Q2 2018 4 20,899 23.22 7.18 853,977 40.86 Q1 2018 3 17,668 23.59 8.28 930,376 52.66 Q4 2017 2 7,676 24.86 4.60 278,339 36.26 (1) Excludes new leases from properties in development

Office Lease Expirations 25 As of September 30, 2018 Square Footage % Portfolio % of Portfolio Annualized Base Number of Leases of Leases Net Rentable Annualized Base Annualized Rent per Leased Year of Lease Expiration Expiring Expiring(1) Square Feet Rent Base Rent Square Foot Available - 73,502 7.7% $ - - $ - M-T-M 3 633 0.1% 20,400 0.1% 32.23 2018 2 10,114 1.1% 275,609 1.1% 27.25 2019 16 76,996 8.1% 1,978,031 7.9% 25.69 2020 7 26,537 2.8% 763,603 3.1% 28.78 2021 8 46,798 4.9% 1,327,389 5.3% 28.36 2022 9 73,394 7.7% 2,067,671 8.3% 28.17 2023 10 62,199 6.5% 1,780,649 7.1% 28.63 2024 7 102,931 10.8% 2,786,392 11.2% 27.07 2025 6 66,487 7.0% 1,836,480 7.4% 27.62 2026 4 17,084 1.8% 385,885 1.5% 22.59 2027 3 49,081 5.1% 1,416,099 5.7% 28.85 2028 6 63,319 6.6% 1,717,717 6.9% 27.13 Thereafter 9 284,195 29.8% 8,572,007 34.4% 30.16 Total / Weighted Average 90 953,270 100.0% $ 24,927,932 100.0% $ 28.33 300,000 40.0% 35.0% 250,000 Square Feet Under % of Portfolio 30.0% Lease ABR 200,000 25.0% 2,500 or less 3.6% 2,501-10,000 16.3% 150,000 20.0% 10,001-20,000 24.4% 15.0% 100,000 20,001-40,000 25.5% 10.0% 40,001-100,000 30.2% 50,000 5.0% Office Portfolio Total 100.0% - 0.0% Leased Square Feet % ABR of Office Portfolio (1) Includes new leases from properties in development

Retail Lease Summary 26 Renewal Lease Summary GAAP Cash Number of Leases Net rentable Leases Net rentable Contractual Prior Rent Releasing Contractual Prior Rent Releasing Weighted Average TI & LC Quarter Signed SF Signed Expiring SF Expiring Rent per SF per SF Spread Rent per SF per SF Spread Lease Term (yrs) TI & LC per SF Q3 2018 10 28,101 11 19,775 $ 29.36 $ 27.23 7.8% $ 29.95 $ 28.19 6.2% 5.23 $ 115,732 $ 4.12 Q2 2018 19 64,064 1 1,900 19.55 18.71 4.5% 19.33 19.13 1.0% 5.60 261,455 4.08 Q1 2018 19 61,029 3 9,700 21.14 19.65 7.6% 20.47 19.88 3.0% 6.33 433,976 7.11 Q4 2017 16 109,639 13 35,575 13.88 13.31 4.3% 13.70 13.63 0.5% 3.81 64,673 0.59 New Lease Summary(1) Number of Cash Weighted Leases Net rentable Contractual Average Lease TI & LC Quarter Signed SF Signed Rent per SF Term (yrs) TI & LC per SF Q3 2018 7 10,444 $ 19.60 5.95 $ 366,032 $ 35.05 Q2 2018 9 29,646 25.08 8.63 1,041,670 35.14 Q1 2018 5 14,196 15.57 5.10 223,542 15.75 Q4 2017 4 12,533 17.02 8.33 181,649 14.49 (1) Excludes new leases from properties in development

Retail Lease Expirations

27

AHH LISTED NYSE

As of September 30, 2018

Year of Lease Expiration	Number of Leases Expiring	Square Footage of Leases Expiring[(1)]	% Portfolio Net Rentable Square Feet	Annualized Base Rent	% of Portfolio Annualized Base Rent	Annualized Base Rent per Leased Square Foot
Available	-	150,938	3.9%	$ -	-	$ -
M-T-M	2	2,600	0.1%	48,470	0.1%	18.64
2018	20	79,312	2.0%	1,099,381	1.9%	13.86
2019	81	565,905	14.6%	9,239,353	15.8%	16.33
2020	74	577,959	14.9%	8,101,156	13.9%	14.02
2021	65	294,511	7.6%	5,330,308	9.1%	18.10
2022	56	417,182	10.7%	6,882,975	11.8%	16.50
2023	56	424,881	10.9%	6,448,285	11.1%	15.18
2024	31	208,859	5.4%	3,477,358	6.0%	16.65
2025	20	235,282	6.1%	2,637,902	4.5%	11.21
2026	20	169,355	4.4%	2,930,571	5.0%	17.30
2027	18	118,786	3.1%	2,541,690	4.4%	21.40
2028	25	269,325	6.9%	3,865,069	6.6%	14.35
Thereafter	19	371,815	9.7%	5,699,310	9.9%	15.33
Total / Weighted Average	**487**	**3,886,710**	**100.0%**	**$ 58,301,828**	**100.0%**	**$15.61**


700,000
600,000
500,000
400,000
300,000
200,000
100,000
-
18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
Thereafter
Leased Square Feet
% ABR of Retail Portfolio

Square Feet Under Lease	% of Portfolio ABR
2,500 or less	13.4%
2,501-10,000	28.4%
10,001-20,000	15.2%
20,001-40,000	14.7%
40,001-100,000	23.7%
Greater than 100,000	4.6%
Retail Portfolio Total	**100.0%**

(1) Includes new leases from properties in development

28 Appendix Definitions & Reconciliations

Definitions 29 Net Operating Income: We calculate Net Operating Income (“NOI”) as property revenues (base rent, expense reimbursements and other revenue) less property expenses (rental expenses and real estate taxes). Other REITs may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to such other REITs’ NOI. NOI is not a measure of operating income or cash flows from operating activities as measured by GAAP and is not indicative of cash available to fund cash needs. As a result, NOI should not be considered an alternative to cash flows as a measure of liquidity. We consider NOI to be an appropriate supplemental measure to net income because it assists both investors and management in understanding the core operations of our real estate business. To calculate NOI on a cash basis, we adjust NOI to exclude the net effects of straight-line rent and the amortization of lease incentives and above/below market rents. Funds From Operations: We calculate Funds From Operations (“FFO”) in accordance with the standards established by the National Association of Real Estate Investment Trusts (“Nareit”). Nareit defines FFO as net income (loss) (calculated in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding gains (or losses) from sales of depreciable operating property, real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. FFO is a supplemental non-GAAP financial measure. Management uses FFO as a supplemental performance measure because it believes that FFO is beneficial to investors as a starting point in measuring our operational performance. Specifically, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, which do not relate to or are not indicative of operating performance, FFO provides a performance measure that, when compared period-over-period, captures trends in occupancy rates, rental rates and operating costs. Other equity REITs may not calculate FFO in accordance with the Nareit definition as we do, and, accordingly, our FFO may not be comparable to such other REITs’ FFO.

Definitions 30 Normalized Funds From Operations: We calculate Normalized Funds From Operations (“Normalized FFO") as FFO calculated in accordance with the standards established by Nareit, adjusted for acquisition, development and other pursuit costs, gains or losses from the early extinguishment of debt, impairment charges, mark-to-market adjustments on interest rate derivatives and other non-comparable items. Management believes that the computation of FFO in accordance to Nareit’s definition includes certain items that are not indicative of the results provided by the Company’s operating portfolio and affect the comparability of the Company’s period-over-period performance. Our calculation of Normalized FFO differs from Nareit's definition of FFO. Other equity REITs may not calculate Normalized FFO in the same manner as us, and, accordingly, our Normalized FFO may not be comparable to other REITs' Normalized FFO. Adjusted Funds From Operations: We calculate Adjusted Funds From Operations (“AFFO”) as Normalized FFO adjusted for the impact of non-cash stock compensation, tenant improvement, leasing commission and leasing incentive costs associated with second generation rental space, capital expenditures, non-cash interest expense, straight-line rents, the amortization of leasing incentives and above (below) market rents and proceeds from government development grants. Management believes that AFFO provides useful supplemental information to investors regarding our operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. However, other REITs may use different methodologies for calculating AFFO or similarly entitled FFO measures and, accordingly, our AFFO may not always be comparable to AFFO or other similarly entitled FFO measures of other REITs.

Definitions 31 Adjusted EBITDA: We calculate Adjusted EBITDA as net income (loss) (calculated in accordance with GAAP), excluding interest expense, income taxes, depreciation and amortization, gains (or losses) from sales of depreciable operating property and mark- to-market adjustments on interest rate derivates. Management believes Adjusted EBITDA is useful to investors in evaluating and facilitating comparisons of our operating performance between periods and between REITs by removing the impact of our capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from our operating results along with other non-comparable items. Core EBITDA: We calculate Core EBITDA as EBITDA, excluding certain items, including, but not limited to, debt extinguishment losses, mark-to-market adjustments on interest rate derivatives, non-cash stock compensation and the impact of development pipeline projects that are still in lease-up. We generally consider a property to be in lease-up until the earlier of (i) the quarter after which the property reaches 80% occupancy or (ii) the thirteenth quarter after the property receives its certificate of occupancy. Management believes that Core EBITDA provides useful supplemental information to investors regarding our ongoing operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. However, other REITs may use different methodologies for calculating Core EBITDA or similarly entitled measures and, accordingly, our Core EBITDA may not always be comparable to Core EBITDA or other similarly entitled measures of other REITs. Core Debt: We calculate Core Debt as our total debt, excluding loans associated with our development pipeline, cash & cash equivalents, and restricted cash. Same Store Portfolio: We define same store properties as those that we owned and operated for the entirety of the comparative periods presented. We generally consider a property to be in lease-up until the earlier of (i) the quarter after which the property reaches 80% occupancy or (ii) the thirteenth quarter after the property receives its certificate of occupancy. Additionally, any property that is fully or partially taken out of service for the purpose of redevelopment is no longer considered stabilized until the redevelopment activities are complete and the assets are placed back into service. The following table shows the properties included in the same store and non-same store portfolio for the comparative periods presented.

32
AHH LISTED NYSE

Same Store vs. Non-Same Store Properties

	Three Months Ended 9/30/2018 to 2017		Nine Months Ended 9/30/2018 to 2017	
	Same Store	Non-Same Store	Same Store	Non-Same Store
Retail Properties				
249 Central Park Retail	X		X	
Alexander Pointe	X		X	
Bermuda Crossroads	X		X	
Broad Creek Shopping Center	X		X	
Brooks Crossing (Retail)		X		X
Broadmoor Plaza	X		X	
Columbus Village	X		X	
Columbus Village II	X		X	
Commerce Street Retail	X		X	
Courthouse 7-Eleven	X		X	
Dick's at Town Center	X		X	
Dimmock Square	X		X	
Greentree Shopping Center	X		X	
Fountain Plaza Retail	X		X	
Gainsborough Square	X		X	
Hanbury Village	X		X	
Harper Hill Commons	X		X	
Harrisonburg Regal	X		X	
Indian Lakes		X		X
Lexington Square		X		X
Lightfoot Marketplace		X		X
North Hampton Market	X		X	
North Point Center	X		X	
Oakland Marketplace	X		X	
Parkway Centre		X		X
Parkway Marketplace	X		X	
Patterson Place	X		X	
Perry Hall Marketplace	X		X	
Premier Retail		X		X

	Three Months Ended 9/30/2018 to 2017		Nine Months Ended 9/30/2018 to 2017	
	Same Store	Non-Same Store	Same Store	Non-Same Store
Retail Properties (Continued)				
Providence Plaza	X		X	
Renaissance Square	X		X	
Sandbridge Commons	X		X	
Socastee Commons	X		X	
South Retail	X		X	
South Square	X		X	
Southgate Square	X		X	
Southshore Shops	X		X	
Stone House Square	X		X	
Studio 56 Retail	X		X	
Tyre Neck Harris Teeter	X		X	
Waynesboro Commons	X		X	
Wendover Village	X		X	
Wendover Village Outparcel		X		X
Office Properties				
4525 Main Street	X			X
Armada Hoffler Tower	X		X	
Commonwealth of VA - Chesapeake		X		X
Commonwealth of VA - Virginia Beach		X		X
One Columbus	X		X	
Two Columbus	X		X	
Multifamily Properties				
Encore Apartments	X		X	
Greenside Apartments		X		X
Liberty Apartments	X		X	
Premier Apartments		X		X
Smith's Landing	X		X	
The Cosmopolitan		X		X
Johns Hopkins Village		X		X

Reconciliation to Property Portfolio NOI 33 $ in thousands Three months ended 9/30 Nine months ended 9/30 2018 2017 2018 2017 Office Same Store(1) Rental revenues $5,149 $4,673 $10,624 $10,258 Property expenses 1,972 1,833 4,175 3,903 NOI 3,177 2,840 6,449 6,355 Non-Same Store NOI(2) (94) (10) 3,134 2,547 Segment NOI $3,083 $2,830 $9,583 $8,902 Retail Same Store(1) Rental revenues $15,261 $15,264 $45,978 $45,685 Property expenses 3,836 3,892 11,293 11,091 NOI 11,425 11,372 34,685 34,594 Non-Same Store NOI(2) 1,043 226 2,551 246 Segment NOI $12,468 $11,598 $37,236 $34,840 Multifamily Same Store(1) Rental revenues $3,027 $2,922 $8,800 $8,619 Property expenses 1,321 1,263 3,704 3,621 NOI 1,706 1,659 5,096 4,998 Non-Same Store NOI(2) 1,730 1,486 5,875 5,477 Segment NOI $3,436 $3,145 $10,971 $10,475 Total Property Portfolio NOI $18,987 $17,573 $57,790 $54,217 (1) See page 32 for the Same Store vs. Non-Same Store properties (2) Includes expenses associated with the company’s in house asset management division.

Reconciliation to Property Portfolio NOI 34 $ in thousands Three months ended 9/30/2018 Diversified Portfolio Office Retail Multifamily Total NOI - Cash Basis ($0) $10,282 $2,175 $12,457 Net effect of straight-line rents - 3 (169) (166) Amortization of lease incentives and (above) below market rents - 180 (13) 167 NOI ($0) $10,465 $1,993 $12,458 Town Center of Virginia Beach Office Retail Multifamily Total NOI - Cash Basis $2,859 $2,059 $1,475 $6,393 Net effect of straight-line rents 524 (59) 12 477 Amortization of lease incentives and (above) below market rents (71) (52) - (123) Elimination of AHH rent (222) (99) - (321) NOI $3,090 $1,849 $1,487 $6,426 NOI Office Retail Multifamily Total Diversified Portfolio ($0) $10,465 $1,993 $12,458 Town Center of Virginia Beach 3,090 1,849 1,487 6,426 Unstabilized Properties (7) 154 (44) 103 Total Property Portfolio NOI $3,083 $12,468 $3,436 $18,987

Reconciliation to GAAP Net Income

35

AHH LISTED NYSE

$ in thousands

Three months ended 9/30/2018

	Office	Retail	Multifamily	Total Rental Properties	General Contracting & Real Estate Services	Total
Segment revenues	$ 5,149	$ 16,932	$ 6,849	$ 28,930	$ 19,950	$ 48,880
Segment expenses	2,066	4,464	3,413	9,943	18,973	28,916
Net operating income	$ 3,083	$ 12,468	$ 3,436	$ 18,987	$ 977	$ 19,964
Depreciation and amortization						(10,196)
General and administrative expenses						(2,367)
Acquisition, development and other pursuit costs						(69)
Impairment charges						(3)
Interest income						2,545
Interest expense						(4,677)
Loss on extinguishment of debt						(11)
Change in fair value of interest rate derivatives						298
Other income (loss) benefit						65
Income tax benefit (provision)						120
Net income						$ 5,669

Nine months ended 9/30/2018

	Office	Retail	Multifamily	Total Rental Properties	General Contracting & Real Estate Services	Total
Segment revenues	$ 15,537	$ 50,251	$ 20,439	$ 86,227	$ 63,654	$ 149,881
Segment expenses	5,954	13,015	9,468	28,437	61,474	89,911
Net operating income	$ 9,583	$ 37,236	$ 10,971	$ 57,790	$ 2,180	$ 59,970
Depreciation and amortization						(28,653)
General and administrative expenses						(8,092)
Acquisition, development and other pursuit costs						(162)
Impairment charges						(101)
Interest income						7,152
Interest expense						(13,547)
Loss on extinguishment of debt						(11)
Change in fair value of interest rate derivatives						1,256
Other income						233
Income tax benefit (provision)						552
Net income						$ 18,597